UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2008

Date of reporting period: November 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Balanced Shares

November 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 20, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the annual reporting period ended November 30, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB-by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”)). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short-and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 7 shows the Fund compared with its current composite benchmark (the “Current Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital (BC) U.S. Aggregate Bond Index, respectively, along with its previous composite benchmark (the “Previous Composite”), a 60%/40% blend of the Russell 1000 Value Index and the BC Government/Credit Index, respectively, for the six- and 12-month periods ended November 30, 2008. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges underperformed the Current Composite, the Previous Composite and the Lipper Average for the 12-month period under review. For the six-month period ended November 30, 2008, the Fund’s Class A shares without sales charges underperformed the Current Compo-

ALLIANCEBERNSTEIN BALANCED SHARES •	1

site and Previous Composite, but outperformed the Lipper Average. The Fund, the Current and Previous Composites and the Lipper Average all posted negative returns for both periods.

The equity allocation of the Fund underperformed its equity benchmark, the Russell 1000 Value Index, for the 12-month period under review, and modestly underperformed the equity benchmark for the six-month period ended November 30, 2008. Stock selection drove the performance deficit versus the benchmark. Two of the Fund’s holdings in financials, the Federal National Mortgage Association (Fannie Mae) and Hartford Financial, were the largest drags on performance. Both were relatively new positions purchased after their stock prices had fallen significantly. Other holdings in financials were among the largest positive contributors to the equity portion of the Fund’s results, such as insurers ACE, Ltd. and AXIS Capital Holdings, Ltd.

The fixed-income allocation of the Fund underperformed its current fixed-income benchmark, the BC U.S. Aggregate Bond Index, and its previous fixed-income benchmark, the BC Government/Credit Index, for both the six- and 12-month periods as the credit crisis intensified and spreads continued to widen across nongovernment sectors of the fixed-income markets. For both periods, the Fund’s underweight in governments and mortgages and overweight in commercial mortgage-backed securities (CMBS) and investment-grade corporates detracted from performance.

The Fund’s fixed-income exposure to high yield and subprime-related asset backed securities (ABS) as well as Alt-A mortgage securities also detracted for both periods. (Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.) Within the Fund’s CMBS allocation, the focus on higher quality securities and older vintages added positively to performance.

Market Review and Investment Strategy

The credit crisis entered a new and more menacing phase during the few months leading up to November 30, 2008, with intense fear of counterparty risk paralyzing interbank lending and threatening the survival of some of the world’s most powerful financial firms. Stocks fell sharply, sinking deeper into bear-market territory and government bonds rallied globally. Credit spreads widened as investors sought safety in risk-free assets; spreads on global investment-grade corporates hit record highs, while three-month U.S. Treasury-bill (T-bill) yields fell near zero for the first time. The U.S. dollar gained versus all major currencies.

Loss of confidence undermined financial firms, and their collapses—and the U.S. government’s seemingly inconsistent response—further undermined confidence. The severe difficulties that financial firms faced prompted government rescues of Fannie Mae, the Federal Home Loan Mortgage Corporation (Freddie Mac), American International Group and Citigroup in the U.S.; Bradford & Bingley in the UK; and Fortis and Dexia in the euro area. These difficulties also led to the bankruptcy of Lehman Brothers and

2	• ALLIANCEBERNSTEIN BALANCED SHARES

the rapid consolidations of Merrill Lynch with Bank of America, HBOS with Lloyds TSB, Washington Mutual with JPMorgan Chase and Wachovia with Wells Fargo.

Evidence also mounted that the global economic outlook was worsening as the credit crisis unfolded, darkening corporate profit outlooks. Major central banks responded to the deepening financial crisis by flooding the money markets with liquidity. The U.S. government moved forward on a $700 billion effort to aid the financial system and in December announced a pair of new programs to help unfreeze the credit markets and purchase up to $600 billion agency debt. At the time of writing, Congress and the new Obama administration were debating a stimulus package amounting to approximately $825 billion.

For the annual period, Treasuries posted one of their strongest rallies as extreme risk aversion led to a flight to quality. Treasury yields declined across the maturity spectrum and the yield curve steepened. The benchmark 10-Year Treasury declined 102 basis points to end the period at a historic low of 2.92%. Agencies and mortgages also benefited from the U.S. Federal Reserve’s (the “Fed’s”) recent announcement to purchase agency debt. As a counterpoint, CMBS continued to sell off sharply and CMBS spreads broke the 1,000 basis-point mark to end November at 1,298 basis points above Treasuries. Both investment-grade and particularly high-yield corporates were also swept up in the extreme risk aversion.

Lower quality debt as well as financial-related industries, building material and airline sectors were all negatively impacted.

In the current environment, the Fund’s Relative Value Investment Team’s (the “Equity Team’s”) research and disciplines led to a decided tilt toward deeper-value stocks than usual. The tilt to deeper value is shown most clearly in the Fund’s relative free cash flow yield (an indicator of potential value and opportunity), which, since the global credit crisis began more than a year ago, has soared to near its highest-ever level. Historically, companies with superior free cash flow yield have outperformed the broader market. In sector terms, the Fund has a significantly greater exposure to industrials (a cyclical sector) relative to the equity benchmark. Energy moved from a market-weight to an overweight. Despite a small trim, technology remained a large overweight on the equity side. Financials remained the largest underweight.

The Fund’s U.S. Core Investment Grade: Core Fixed-Income Investment Team (the “Fixed-Income Team”) views recent spread widening as an opportunity not seen in decades, particularly in investment-grade credit and CMBS. Current valuations in investment-grade corporates are at the widest levels since the Great Depression, and imply a default rate nearly four times that of investment-grade defaults experienced during that period. While the breadth and depth of the global slowdown is unknown, and

ALLIANCEBERNSTEIN BALANCED SHARES •	3

the recovery—for both the credit markets and the economy—will take time, worst-case scenarios, coupled with significant liquidity premiums, are priced into today’s valuations. As risk aversion begins to abate and valu ations align with fundamentals, the Fixed-Income Team believes investment-grade corporates and CMBS may significantly outperform.

4	• ALLIANCEBERNSTEIN BALANCED SHARES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index, the unmanaged Barclays Capital (BC) U.S. Aggregate Bond Index nor the BC Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged BC U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS and CMBS sectors. The unmanaged BC Government/Credit Index represents a combination of two indices: the BC Government Index which is composed of the BC Treasury Index and the BC Agency Index, and the BC Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The current composite benchmark represents a 60%/40% blend of the Russell 1000 Value Index and the BC U.S. Aggregate Bond Index, respectively. The previous composite benchmark represents a 60%/40% blend of the Russell 1000 Value Index and the BC Government/Credit Index, respectively. For the six- and 12-month periods ended November 30, 2008, the Lipper Mixed-Asset Target Allocation Growth Funds Average consisted of 690 and 667 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

A Word About Risk

The Fund is a “balanced” fund and must invest at least 25% of its total assets in fixed-income securities. Since the Fund invests in both equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund’s net asset value when one of these asset classes is performing more poorly than the other. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund may invest in high-yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in emerging market securities which may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares*
Class A	-29.12%	-33.06%

Class B**	-29.38%	-33.56%

Class C	-29.38%	-33.58%

Advisor Class†	-29.06%	-32.89%

Class R†	-29.25%	-33.27%

Class K†	-29.13%	-33.07%

Class I†	-29.03%	-32.84%

Current Composite: 60% Russell 1000 Value Index/40% Barclays Capital U.S. Aggregate Bond Index‡	-22.08%	-24.09%

Previous Composite: 60% Russell 1000 Value Index/40% Barclays Capital Government/Credit Index‡	-22.07%	-24.19%

Russell 1000 Value Index	-34.83%	-38.32%

Barclays Capital U.S. Aggregate Bond Index‡	0.24%	1.74%

Barclays Capital Government/Credit Index‡	0.25%	1.32%

Lipper Mixed-Asset Target Allocation Growth Funds Average	-30.54%	-32.54%

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008, by 0.05%.
** Effective January 31, 2009, Class B Shares will no longer be available for purchase to new investors. Please see Note L for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

‡ Formerly Lehman Brothers

See Historical Performance and Benchmark disclosures on pages 5 and 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/98 TO 11/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Class A shares (from 11/30/98 to 11/30/08) as compared to the performance of the Fund’s Current Composite benchmark, a 60%/40% blend of the Russell 1000 Value Index and the BC U.S. Aggregate Bond Index, respectively, as well as each index separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on pages 5 and 6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/98 TO 11/30/08

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Class A shares (from 11/30/98 to 11/30/08) as compared to the performance of the Fund’s Previous Composite benchmark, a 60%/40% blend of the Russell 1000 Value Index and the BC Government/Credit Index, respectively, as well as each index separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on pages 5 and 6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-33.06%	-35.90%
5 Years	-1.17%	-2.02%
10 Years	2.10%	1.66%

Class B Shares
1 Year	-33.56%	-35.97%
5 Years	-1.90%	-1.90%
10 Years(a)	1.49%	1.49%

Class C Shares
1 Year	-33.58%	-34.18%
5 Years	-1.90%	-1.90%
10 Years	1.35%	1.35%

Advisor Class Shares†
1 Year	-32.89%	-32.89%
5 Years	-0.90%	-0.90%
10 Years	2.38%	2.38%

Class R Shares†
1 Year	-33.27%	-33.27%
5 Years	-1.46%	-1.46%
Since Inception*	-1.39%	-1.39%

Class K Shares†
1 Year	-33.07%	-33.07%
Since Inception*	-5.64%	-5.64%

Class I Shares†
1 Year	-32.84%	-32.84%
Since Inception*	-5.33%	-5.33%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.92%, 1.67%, 1.66%, 0.63%, 1.24%, 0.93% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on pages 5 and 6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)(a)
SEC Returns

Class A Shares
1 Year	-32.06%
5 Years	-1.92%
10 Years	1.79%

Class B Shares
1 Year	-32.39%
5 Years	-1.80%
10 Years(b)	1.64%

Class C Shares
1 Year	-30.25%
5 Years	-1.79%
10 Years	1.49%

Advisor Class Shares†
1 Year	-28.89%
5 Years	-0.78%
10 Years	2.52%

Class R Shares†
1 Year	-29.23%
5 Years	-1.33%
Since Inception*	-0.28%

Class K Shares†
1 Year	-29.03%
Since Inception*	-4.12%

Class I Shares†
1 Year	-28.81%
Since Inception*	-3.80%

(a)	Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings.

(b)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on pages 5 and 6.

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2008		Ending Account Value November 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$708.76	$1,020.00	$4.27	$5.05
Class B	$1,000	$1,000	$706.17	$1,016.20	$7.51	$8.87
Class C	$1,000	$1,000	$706.20	$1,016.35	$7.38	$8.72
Advisor Class	$1,000	$1,000	$709.35	$1,021.45	$3.03	$3.59
Class R	$1,000	$1,000	$707.48	$1,018.55	$5.51	$6.51
Class K	$1,000	$1,000	$708.70	$1,020.10	$4.19	$4.95
Class I	$1,000	$1,000	$709.72	$1,021.75	$2.78	$3.29
*	Expenses are equal to the classes’ annualized expense ratios of 1.00%, 1.76%, 1.73%, 0.71%, 1.29%, 0.98% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $771.2

TEN LARGEST HOLDINGS**

November 30, 2008

Company	U.S. $ Value	Percent of Net Assets
Federal National Mortgage Association	$68,534,368	8.9%
Occidental Petroleum Corp.	20,004,730	2.6
Axis Capital Holdings, Ltd.	18,888,853	2.5
Exxon Mobil Corp.	18,447,324	2.4
Raytheon Co.	17,284,960	2.2
Accenture, Ltd. – Class A	15,914,426	2.1
L-3 Communications Holdings, Inc.	15,666,059	2.0
ACE, Ltd.	15,539,150	2.0
Wyeth (Common Stocks and Bonds)	15,022,653	1.9
Fluor Corp.	14,509,044	1.9
	$219,811,567	28.5%

*	All data are as of November 30, 2008. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.7%
Energy – 14.7%
Energy Equipment & Services – 1.7%
Baker Hughes, Inc.	192,600	$6,708,258
Cameron International Corp.(a)	121,530	2,564,283
Noble Corp.	136,820	3,665,408

		12,937,949

Oil, Gas & Consumable Fuels – 13.0%
Apache Corp.	114,550	8,854,715
Chevron Corp.	118,960	9,399,030
ConocoPhillips	177,340	9,313,897
Devon Energy Corp.	32,400	2,343,816
Exxon Mobil Corp.	230,160	18,447,324
Marathon Oil Corp.	165,300	4,327,554
Occidental Petroleum Corp.	369,500	20,004,730
StatoilHydro ASA (ADR)	185,300	3,153,806
Total SA (Sponsored) (ADR)	259,870	13,708,142
Valero Energy Corp.	598,770	10,987,429

		100,540,443

		113,478,392

Industrials – 11.7%
Aerospace & Defense – 7.5%
Goodrich Corp.	247,940	8,343,181
Honeywell International, Inc.	300,400	8,369,144
L-3 Communications Holdings, Inc.	233,230	15,666,059
Lockheed Martin Corp.	56,100	4,325,871
Raytheon Co.	354,200	17,284,960
United Technologies Corp.	72,830	3,534,440

		57,523,655

Construction & Engineering – 1.9%
Fluor Corp.	318,600	14,509,044

Electrical Equipment – 0.2%
Cooper Industries Ltd. – Class A	81,920	1,977,549

Machinery – 1.7%
AGCO Corp.(a)	164,100	4,040,142
Cummins, Inc.	319,200	8,165,136
Joy Global, Inc.	46,100	1,073,669

		13,278,947

Trading Companies & Distributors – 0.4%
WESCO International, Inc.(a)	218,800	3,236,052

		90,525,247

Health Care – 11.2%
Biotechnology – 0.9%
Biogen Idec, Inc.(a)	162,790	6,887,645

Health Care Providers & Services – 1.9%
Aetna, Inc.	405,800	8,854,556

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Cigna Corp.	449,800	$5,447,078

		14,301,634

Pharmaceuticals – 8.4%
Eli Lilly & Co.	419,200	14,315,680
Forest Laboratories, Inc.(a)	194,550	4,704,219
Merck & Co., Inc.	523,100	13,977,232
Novartis AG (Sponsored) (ADR)	187,210	8,783,893
Schering-Plough Corp.	517,700	8,702,537
Wyeth	404,360	14,561,004

		65,044,565

		86,233,844

Financials – 9.8%
Capital Markets – 2.2%
Ameriprise Financial, Inc.	219,100	4,044,586
BlackRock, Inc. – Class A	48,400	6,084,364
The Goldman Sachs Group, Inc.	26,020	2,055,320
Invesco Ltd.	97,600	1,224,880
TD Ameritrade Holding Corp.(a)	278,720	3,706,976

		17,116,126

Diversified Financial Services – 0.3%
IntercontinentalExchange, Inc.(a)	29,300	2,156,480

Insurance – 7.3%
ACE Ltd.	297,400	15,539,150
Arch Capital Group, Ltd.(a)	175,700	11,910,703
Axis Capital Holdings Ltd.	746,300	18,888,853
Loews Corp.	295,000	8,080,050
MetLife, Inc.	64,880	1,865,949

		56,284,705

		75,557,311

Information Technology – 8.2%
Communications Equipment – 0.4%
F5 Networks, Inc.(a)	78,000	1,942,200
Juniper Networks, Inc.(a)	50,040	869,695

		2,811,895

Computers & Peripherals – 0.4%
Hewlett-Packard Co.	84,400	2,977,632

IT Services – 4.7%
Accenture Ltd. – Class A	513,700	15,914,426
Alliance Data Systems Corp.(a)	224,920	9,741,285
SAIC, Inc.(a)	600,100	10,681,780

		36,337,491

Semiconductors & Semiconductor Equipment – 0.6%
Analog Devices, Inc.	71,420	1,221,282
Applied Materials, Inc.	186,120	1,783,030
Integrated Device Technology, Inc.(a)	383,200	1,981,144

		4,985,456

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 2.1%
Adobe Systems, Inc.(a)	182,600	$4,229,016
Symantec Corp.(a)	972,400	11,697,972

		15,926,988

		63,039,462

Consumer Staples – 3.8%
Food & Staples Retailing – 0.2%
Safeway, Inc.	90,300	1,968,540

Tobacco – 3.6%
Altria Group, Inc.	251,400	4,042,512
Lorillard, Inc.	196,680	11,885,372
Philip Morris International, Inc.	279,000	11,762,640

		27,690,524

		29,659,064

Consumer Discretionary – 3.7%
Auto Components – 0.4%
WABCO Holdings, Inc.	188,000	2,793,680

Household Durables – 0.6%
DR Horton, Inc.	406,200	2,790,594
NVR, Inc.(a)	3,800	1,650,150

		4,440,744

Internet & Catalog Retail – 0.3%
Expedia, Inc.(a)	243,300	2,043,720

Media – 2.4%
The DIRECTV Group, Inc.(a)	171,780	3,780,878
DISH Network Corp. – Class A(a)	210,700	2,334,556
Time Warner, Inc.	1,414,000	12,796,700

		18,912,134

		28,190,278

Materials – 1.7%
Chemicals – 1.1%
CF Industries Holdings, Inc.	39,700	2,089,411
Eastman Chemical Co.	132,800	4,369,120
FMC Corp.	55,130	2,409,181

		8,867,712

Metals & Mining – 0.6%
AK Steel Holding Corp.	549,700	4,331,636

		13,199,348

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%
AT&T, Inc.	50,000	1,428,000
CenturyTel, Inc.	142,420	3,782,675
Qwest Communications International, Inc.	1,410,300	4,512,960
Verizon Communications, Inc.	49,700	1,622,705

		11,346,340

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.4%
Electric Utilities – 0.4%
Entergy Corp.	39,900	$3,395,490

Total Common Stocks (cost $639,725,552)		514,624,776

	Principal Amount (000)
CORPORATES - INVESTMENT GRADES – 11.7%
Financial Institutions – 5.5%
Banking – 3.2%
ANZ National International Ltd. 6.20%, 7/19/13(b)	$375	353,576
Bank of America Corp. 4.50%, 8/01/10	1,345	1,335,547
BankAmerica Capital II Series 2 8.00%, 12/15/26	559	475,037
Barclays Bank PLC 8.55%, 6/15/11(b)(c)	705	556,292
The Bear Stearns Co., Inc. 5.55%, 1/22/17	1,020	900,381
7.625%, 12/07/09	850	852,892
Citigroup, Inc. 2.954%, 6/09/09(d)	365	356,750
3.625%, 2/09/09	910	901,160
4.625%, 8/03/10	760	724,698
5.50%, 4/11/13	575	523,293
Countrywide Financial Corp. 6.25%, 5/15/16	1,278	1,180,316
Series MTN 5.80%, 6/07/12	382	362,626
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	32	29,882
Fleet National Bank 5.75%, 1/15/09	870	872,299
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	410	344,562
5.125%, 1/15/15	370	302,489
JP Morgan Chase & Co. 6.00%, 1/15/09-2/15/09	1,745	1,743,369
6.75%, 2/01/11	580	583,233
Morgan JP & Co., Inc. 6.25%, 1/15/09	824	824,197
Morgan Stanley 5.05%, 1/21/11	840	793,472
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(c)	1,290	935,934

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

NB Capital Trust IV 8.25%, 4/15/27	$485	$401,609
North Fork Bancorporation, Inc. 5.875%, 8/15/12	810	592,910
RBS Capital Trust III 5.512%, 9/30/14(c)	1,100	507,686
Regions Financial Corp. 6.375%, 5/15/12	1,250	1,090,672
Sovereign Bancorp, Inc. 4.80%, 9/01/10	1,335	1,186,788
Sovereign Bank 5.125%, 3/15/13	785	646,937
UBS Preferred Funding Trust II 7.247%, 6/26/11(c)	1,000	714,547
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(b)(c)	1,320	942,459
Union Bank of California 5.95%, 5/11/16	405	306,767
Union Planters Corp. 7.75%, 3/01/11	828	787,760
Wachovia Corp. 5.50%, 5/01/13	820	777,089
6.15%, 3/15/09	860	855,658
Wells Fargo & Co. 4.20%, 1/15/10	445	442,726
Western Financial Bank 9.625%, 5/15/12	345	336,392

		24,542,005

Brokerage – 0.4%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	724	719,993
7.35%, 10/01/09	196	194,165
Lazard Group 6.85%, 6/15/17	920	546,811
Merrill Lynch & Co., Inc. 6.00%, 2/17/09	870	866,490
Series MTNC 4.125%, 1/15/09-9/10/09	1,186	1,161,217

		3,488,676

Finance – 0.7%
American General Finance Corp. 4.875%, 7/15/12	405	165,954
5.85%, 6/01/13	890	362,129
Capital One Bank 6.50%, 6/13/13	1,130	972,833
Capital One Financial Corp. 5.50%, 6/01/15	173	146,447
CIT Group, Inc. 5.00%, 2/01/15	940	550,178
7.625%, 11/30/12	875	607,960

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

General Electric Capital Corp. 4.80%, 5/01/13	$840	$800,418
HSBC Finance Corp. 7.00%, 5/15/12	365	350,955
International Lease Finance Corp. 6.375%, 3/15/09	535	502,991
SLM Corp. Series MTNA 5.375%, 1/15/13	1,335	966,062

		5,425,927

Insurance – 0.9%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	165	129,426
Assurant, Inc. 5.625%, 2/15/14	895	666,699
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	590	592,141
CNA Financial Corp. 5.85%, 12/15/14	340	222,294
Genworth Financial, Inc. 4.75%, 6/15/09	489	416,901
5.231%, 5/16/09	434	372,138
6.515%, 5/22/18	825	240,343
ING Capital Funding Trust III 8.439%, 12/31/10(c)	1,000	709,446
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	795	683,761
North Front Pass Through Trust 5.81%, 12/15/24(b)(c)	2,213	1,028,857
Prudential Financial, Inc. Series MTND 5.15%, 1/15/13	520	463,208
UnitedHealth Group, Inc. 5.25%, 3/15/11	635	585,153
WellPoint, Inc. 5.25%, 1/15/16	425	364,269
ZFS Finance USA Trust I 6.15%, 12/15/65(b)(c)	1,000	654,591

		7,129,227

REITS – 0.3%
ERP Operating LP 5.25%, 9/15/14	935	673,265
HCP, Inc. 5.95%, 9/15/11	885	732,466
Simon Property Group LP 5.00%, 3/01/12	835	642,919

		2,048,650

		42,634,485

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Industrial – 5.1%
Basic – 0.8%
Alcoa, Inc. 6.75%, 7/15/18	$650	$502,556
ArcelorMittal 6.125%, 6/01/18	870	601,524
6.50%, 4/15/14	400	326,177
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	564	556,922
The Dow Chemical Co. 7.375%, 11/01/29	65	58,072
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	345	244,950
Inco Ltd. 7.75%, 5/15/12	734	753,312
International Paper Co. 4.25%, 1/15/09	525	523,216
5.30%, 4/01/15	660	474,959
7.95%, 6/15/18	490	384,617
PPG Industries, Inc. 5.75%, 3/15/13	765	738,234
United States Steel Corp. 5.65%, 6/01/13	770	566,958
Weyerhaeuser Co. 7.375%, 3/15/32	905	602,469

		6,333,966

Capital Goods – 0.4%
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(b)	355	289,545
John Deere Capital Corp. 4.875%, 3/16/09	875	876,445
Lafarge SA 6.15%, 7/15/11	629	562,414
Tyco International Finance SA 6.00%, 11/15/13	1,005	870,265
Vulcan Materials Co. 5.60%, 11/30/12	840	807,523

		3,406,192

Communications - Media – 0.6%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	850	845,444
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	480	397,982
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	440	456,968
Comcast Corp. 5.30%, 1/15/14	485	425,945
5.50%, 3/15/11	625	600,365
RR Donnelley & Sons Co. 5.50%, 5/15/15	990	694,427

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Time Warner Entertainment Co. 8.375%, 3/15/23	$725	$674,937
WPP Finance Corp. 5.875%, 6/15/14	425	438,166

		4,534,234

Communications - Telecommunications – 0.9%
AT&T Corp. 7.30%, 11/15/11	540	548,486
BellSouth Corp. 5.20%, 9/15/14	860	771,652
Embarq Corp. 7.082%, 6/01/16	1,274	904,540
New Cingular Wireless Services, Inc. 8.75%, 3/01/31	355	343,048
Qwest Corp. 7.50%, 10/01/14	890	685,300
7.875%, 9/01/11	660	544,500
Telus Corp. 8.00%, 6/01/11	425	429,635
TPSA Finance BV 7.75%, 12/10/08(b)	200	199,200
Verizon Communications, Inc. 4.90%, 9/15/15	380	327,004
5.25%, 4/15/13	465	432,282
Vodafone Group PLC 7.75%, 2/15/10	790	787,970
7.875%, 2/15/30	815	746,380

		6,719,997

Consumer Cyclical - Other – 0.2%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	789	575,970
7.875%, 5/01/12	422	337,600
Wyndham Worldwide Corp. 6.00%, 12/01/16	666	466,037

		1,379,607

Consumer Cyclical - Retailers – 0.2%
Macys Retail Holdings, Inc. 4.80%, 7/15/09	895	830,363
6.30%, 4/01/09	870	838,680

		1,669,043

Consumer Non-Cyclical – 1.0%
Baxter FinCo BV 4.75%, 10/15/10	400	397,142
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	415	334,114
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	1,415	1,313,204

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Fisher Scientific International, Inc. 6.125%, 7/01/15	$840	$718,200
Fortune Brands, Inc. 4.875%, 12/01/13	890	759,254
Kroger Co. 6.80%, 4/01/11	1,055	1,044,989
7.25%, 6/01/09	875	882,139
Safeway, Inc. 4.95%, 8/16/10	785	759,715
5.80%, 8/15/12	870	836,797
Wyeth 5.50%, 2/01/14	480	461,649

		7,507,203

Energy – 0.4%
Canadian Natural Resources Ltd. 5.15%, 2/01/13	250	225,973
Gaz Capital SA 6.212%, 11/22/16(b)	1,880	1,119,634
The Premcor Refining Group, Inc. 7.50%, 6/15/15	614	594,267
Statoilhydro Asa 6.36%, 1/15/09	15	15,076
Valero Energy Corp. 4.75%, 6/15/13	710	639,174
6.875%, 4/15/12	580	567,753
Weatherford International Ltd. 5.15%, 3/15/13	325	287,074

		3,448,951

Services – 0.1%
The Western Union Co. 5.93%, 10/01/16	820	713,114

Technology – 0.3%
Computer Sciences Corp. 5.50%, 3/15/13(b)	465	408,125
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	820	818,276
Motorola, Inc. 6.50%, 9/01/25	535	348,236
7.50%, 5/15/25	90	75,468
Oracle Corp. 4.95%, 4/15/13	391	384,956

		2,035,061

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14	842	701,954

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18	$185	$160,804
CSX Corp. 5.50%, 8/01/13	280	259,315

		420,119

Transportation - Services – 0.0%
FedEx Corp. 3.50%, 4/01/09	181	179,027

		39,048,468

Utility – 1.1%
Electric – 0.7%
FirstEnergy Corp. Series B 6.45%, 11/15/11	1,025	962,221
Series C 7.375%, 11/15/31	710	583,918
FPL Group Capital, Inc. 6.35%, 10/01/66(c)	430	236,500
6.65%, 6/15/67(c)	1,290	709,500
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	375	365,254
Nisource Finance Corp. 6.80%, 1/15/19	865	630,574
Pacific Gas & Electric Co. 3.60%, 3/01/09	885	879,309
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	1,200	1,184,797

		5,552,073

Natural Gas – 0.4%
Enterprise Products Operating LP Series B 5.60%, 10/15/14	835	709,561
Texas Eastern Transmission Corp. 7.30%, 12/01/10	1,700	1,694,393
TransCanada Pipelines Ltd. 6.35%, 5/15/67(c)	965	485,522

		2,889,476

Other Utility – 0.0%
Veolia Environnement 6.00%, 6/01/18	555	476,835

		8,918,384

Total Corporates - Investment Grades (cost $108,705,841)		90,601,337

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 8.4%
Agency Fixed Rate 30-Year – 8.1%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 8/01/36	$3,930	$4,061,235
Series 2008 6.50%, 5/01/35	1,081	1,121,514
Federal National Mortgage Association Series 2004 6.00%, 11/01/34	3,223	3,300,790
Series 2006 5.00%, 2/01/36	7,151	7,205,502
5.50%, 4/01/36	4,295	4,371,899
6.50%, 9/01/36	2,237	2,302,018
Series 2007 4.50%, 1/01/36	6,041	5,960,183
Series 2008 5.50%, 8/01/37	28,726	29,236,995
6.50%, 12/01/37	4,360	4,486,866

		62,047,002

Agency ARMS – 0.3%
Federal Home Loan Mortgage Corp. Series 2006 5.903%, 1/01/37(d)	521	524,741
6.188%, 12/01/36(d)	575	580,347
Series 2007 5.977%, 2/01/37(d)	618	623,150
6.094%, 1/01/37(d)	265	267,270
Federal National Mortgage Association Series 2007 5.928%, 2/01/37(d)	610	616,021

		2,611,529

Total Mortgage Pass-Thru’s (cost $64,201,664)		64,658,531

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.2%
Non-Agency Fixed Rate CMBS – 4.2%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	1,510	948,371
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.902%, 9/11/38	1,200	888,353
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	1,720	1,368,533

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	$1,230	$813,796
Series 2007-C9, Class A4 6.01%, 12/10/49	1,710	1,116,857
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38	1,325	866,116
Greenwich Capital Commercial Funding Corp. Series 2003-C2, Class A3 4.533%, 1/05/36	5,000	4,445,233
Series 2007-GG9, Class A2 5.381%, 3/10/39	1,710	1,355,069
Series 2007-GG9, Class A4 5.444%, 3/10/39	1,755	1,132,277
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39	1,646	1,369,948
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44	860	567,077
Series 2006-CB15, Class A4 5.814%, 6/12/43	1,630	1,082,659
Series 2006-CB16, Class A4 5.552%, 5/12/45	1,220	787,951
Series 2007-C1, Class A4 5.716%, 2/15/51	1,720	1,003,102
Series 2007-CB18, Class A4 5.44%, 6/12/47	1,735	1,051,293
Series 2007-LD11, Class A4 6.007%, 6/15/49	1,735	1,074,698
LB-UBS Commercial Mortgage Trust Series 2004-C7, Class A2 3.992%, 10/15/29	1,095	1,041,824
Series 2006-C7, Class A3 5.347%, 11/15/38	1,750	1,073,332
Series 2007-C1, Class A4 5.424%, 2/15/40	1,700	1,089,344
Series 2008-C1, Class A2 6.317%, 4/15/41	2,865	1,871,382
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46	1,805	1,218,980
Series 2007-9, Class A4 5.70%, 9/12/49	1,740	1,114,646
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	1,705	1,065,944

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Series 2007-C31, Class A4 5.509%, 4/15/47	$1,730	$1,073,766
Series 2007-C32, Class A2 5.924%, 6/15/49	1,680	1,322,602
Series 2007-C32, Class A3 5.929%, 6/15/49	2,043	1,290,650

Total Commercial Mortgage-Backed Securities (cost $44,997,781)		32,033,803

GOVERNMENTS - TREASURIES – 2.6%
Treasuries – 2.6%
United States – 2.6%
U.S. Treasury Bonds 4.50%, 2/15/36	2,370	2,747,349
8.75%, 5/15/17	8,075	11,416,031
U.S. Treasury Notes 3.625%, 12/31/12	995	1,087,660
US Treasury Strip Zero Coupon, 2/15/21	7,585	4,614,714

Total Governments - Treasuries (cost $18,189,220)		19,865,754

AGENCIES – 1.4%
Agency Debentures – 1.4%
Federal National Mortgage Association 6.25%, 5/15/29	8,795	10,554,818
6.625%, 11/15/30	375	470,227

Total Agencies (cost $10,725,697)		11,025,045

INFLATION-LINKED SECURITIES – 0.7%
Inflation-Linked Securities – 0.7%
United States – 0.7%
U.S. Treasury Notes 2.375%, 4/15/11 (TIPS)	5,098	4,793,486
3.00%, 7/15/12 (TIPS)	864	825,909

Total Inflation-Linked Securities (cost $5,996,758)		5,619,395

ASSET-BACKED SECURITIES – 0.6%
Home Equity Loans - Floating Rate – 0.5%
Household Home Equity Loan Trust Series 2007-1, Class M1 1.833%, 3/20/36(d)	2,680	1,511,486
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 1.505%, 11/25/36(d)	1,450	1,164,531

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 1.525%, 4/25/37(d)	$1,975	$1,467,328
Option One Mortgage Loan Trust Series 2007-2, Class M1 1.755%, 3/25/37(d)	930	67,518

		4,210,863

Home Equity Loans - Fixed Rate – 0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	2,639	695,496

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 2.495%, 2/25/47(b)(d)	795	119,250

Total Asset-Backed Securities (cost $10,448,764)		5,025,609

CORPORATES - NON-INVESTMENT GRADES – 0.6%
Industrial – 0.3%
Basic – 0.0%
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b)	315	135,450

Capital Goods – 0.2%
Bombardier, Inc. 6.75%, 5/01/12(b)	370	314,500
Hanson Australia Funding Ltd. 5.25%, 3/15/13	945	568,822
Owens Corning, Inc. 6.50%, 12/01/16	558	415,576

		1,298,898

Communications - Media – 0.0%
Clear Channel Communications, Inc. 5.50%, 9/15/14	840	126,000

Communications - Telecommunications – 0.1%
Nextel Communications, Inc. Series F 5.95%, 3/15/14	940	376,000
Sprint Capital Corp. 7.625%, 1/30/11	805	579,600

		955,600

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.0%
Harrah’s Operating Co., Inc. 5.625%, 6/01/15	$656	$90,200
5.75%, 10/01/17	66	9,240
6.50%, 6/01/16	208	29,120

		128,560

		2,644,508

Financial Institutions – 0.2%
Banking – 0.2%
Northern Rock PLC 5.60%, 4/30/14(b)(c)	2,975	1,134,219

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. Series MTNI 7.875%, 11/01/09(e)	845	84,500

Insurance – 0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	520	265,943

		1,484,662

Utility – 0.1%
Electric – 0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16	395	274,525
Edison Mission Energy 7.00%, 5/15/17	280	210,000
NRG Energy, Inc. 7.25%, 2/01/14	365	297,475

		782,000

Total Corporates - Non-Investment Grades (cost $10,861,406)		4,911,170

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Governments - Sovereign Bonds – 0.6%
Brazil – 0.2%
Republic of Brazil 8.25%, 1/20/34	1,650	1,724,250

Peru – 0.2%
Republic of Peru 8.375%, 5/03/16	385	393,663
9.875%, 2/06/15	835	908,062

		1,301,725

Russia – 0.2%
Russian Federation 7.50%, 3/31/30(b)	1,504	1,248,569

Total Governments - Sovereign Bonds (cost $4,777,770)		4,274,544

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE - PREFERRED STOCKS – 0.3%
Utilities – 0.1%
Other Utility – 0.1%
Dte Energy Trust I 7.80%	45,000	$909,000

Industrials – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(b)	1,200	888,375

Financial Institutions – 0.1%
Banking – 0.1%
Royal Bank of Scotland Group PLC 5.75%	50,000	449,500

Total Non-Convertible - Preferred Stocks (cost $3,822,090)		2,246,875

	Principal Amount (000)
QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Russia – 0.2%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)	$905	443,450
7.75%, 5/29/18(b)	1,925	1,138,445

Total Quasi-Sovereigns (cost $2,777,683)		1,581,895

CMOS – 0.1%
Non-Agency Fixed Rate – 0.1%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.094%, 6/26/35(b)	807	628,857

Non-Agency Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 1.705%, 4/25/47(d)	780	23,400

Total CMOs (cost $1,575,591)		652,257

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	18,050	$13,537
Federal National Mortgage Association 8.25%(c)	26,650	29,049

Total Preferred Stocks (cost $1,117,500)		42,586

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(f) (cost $9,786,016)	9,786,016	9,786,016

Total Investments – 99.4% (cost $937,709,333)		766,949,593
Other assets less liabilities – 0.6%		4,275,428

Net Assets – 100.0%		$771,225,021

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate market value of these securities amounted to $15,449,081 or 2.0% of net assets.

(c)	Variable rate coupon, rate shown as of November 30, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at November 30, 2008.

(e)	Security is in default and is non-income producing.

(f)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of November 30, 2008, the fund’s total exposure to subprime investments was 0.65%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

OJSC – Open Joint Stock Company

REITs – Real Estate Investment Trusts

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2008

Assets
Investments in securities, at value
Unaffiliated issuers (cost $927,923,317)	$757,163,577
Affiliated issuers (cost $9,786,016)	9,786,016
Cash	190,597
Receivable for investment securities sold	16,816,540
Interest and dividends receivable	5,111,695
Receivable for capital stock sold	1,773,316

Total assets	790,841,741

Liabilities
Payable for investment securities purchased	14,035,285
Payable for capital stock redeemed	4,599,094
Distribution fee payable	304,974
Advisory fee payable	300,754
Transfer Agent fee payable	72,794
Administrative fee payable	23,750
Accrued expenses	280,069

Total liabilities	19,616,720

Net Assets	$771,225,021

Composition of Net Assets
Capital stock, at par	$710,967
Additional paid-in capital	1,027,777,693
Undistributed net investment income	4,732,881
Accumulated net realized loss on investment transactions	(91,236,780)
Net unrealized depreciation on investments	(170,759,740)

$771,225,021

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$452,618,726	40,942,436	$11.06	*

B	$155,338,734	14,956,873	$10.39

C	$81,906,680	7,844,837	$10.44

Advisor	$51,761,074	4,670,692	$11.08

R	$5,753,295	521,971	$11.02

K	$5,437,488	492,886	$11.03

I	$18,409,024	1,666,957	$11.04

*	The maximum offering price per share for Class A shares was $11.55 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2008

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $179,038)	$21,621,204
Affiliated issuers	715,907
Interest	18,706,774	$41,043,885

Expenses
Advisory fee (see Note B)	5,608,920
Distribution fee—Class A	2,154,217
Distribution fee—Class B	2,648,012
Distribution fee—Class C	1,294,723
Distribution fee—Class R	42,839
Distribution fee—Class K	18,814
Transfer agency—Class A	1,222,031
Transfer agency—Class B	540,942
Transfer agency—Class C	239,600
Transfer agency—Advisor Class	123,281
Transfer agency—Class R	19,255
Transfer agency—Class K	15,051
Transfer agency—Class I	23,648
Custodian	338,728
Printing	180,026
Administrative	100,125
Registration fees	98,715
Audit	58,413
Directors’ fees	53,750
Legal	47,904
Miscellaneous	28,591

Total expenses	14,857,585
Less: expense offset arrangement (see Note B)	(30,343)

Net expenses		14,827,242

Net investment income		26,216,643

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on investment transactions		(90,231,960)
Net change in unrealized appreciation/depreciation of:
Investments		(383,757,467)
Foreign currency denominated assets and liabilities		5,467

Net loss on investment and foreign currency transactions		(473,983,960)

Net Decrease in Net Assets from Operations		$(447,767,317)

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2008	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,216,643	$31,262,289
Net realized gain (loss) on investment transactions	(90,231,960)	120,363,929
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(383,752,000)	(75,975,427)
Contributions from Adviser (see Note B)	– 0	–	2,424,621

Net increase (decrease) in net assets from operations	(447,767,317)	78,075,412
Dividends and Distributions to Shareholders from
Net investment income
Class A	(18,162,850)	(20,482,150)
Class B	(4,721,935)	(6,412,548)
Class C	(2,273,916)	(2,571,643)
Advisor Class	(2,037,633)	(2,480,598)
Class R	(184,388)	(102,221)
Class K	(179,051)	(110,745)
Class I	(627,657)	(94,799)
Net realized gain on investment transactions
Class A	(68,968,279)	(25,846,833)
Class B	(27,906,108)	(13,351,567)
Class C	(12,931,278)	(4,938,776)
Advisor Class	(6,687,542)	(2,829,887)
Class R	(660,323)	(82,849)
Class K	(571,991)	(11,521)
Class I	(1,169,102)	(104,280)
Capital Stock Transactions
Net decrease	(229,219,286)	(146,510,004)

Total decrease	(824,068,656)	(147,855,009)
Net Assets
Beginning of period	1,595,293,677	1,743,148,686

End of period (including undistributed net investment income of $4,732,881 and $5,902,789, respectively)	$771,225,021	$1,595,293,677

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$524,410,792	$	– 0	–
Level 2	234,339,659		– 0	–
Level 3	8,199,142		– 0	–

Total	$766,949,593	$	– 0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 11/30/2007	$46,105,609
Accrued discounts/premiums	(36,963)
Realized gain (loss)	(3,5440,562)
Change in unrealized appreciation/depreciation	(1,255,078)
Net purchases (sales)	(25,590,721)
Net transfers in and/or out of Level 3	(7,483,143)

Balance as of 11/30/08	$8,199,142

Net change in unrealized appreciation/depreciation from investments still held as of 11/30/08	$(4,151,966)*

*	The unrealized depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended November 30, 2007, and in response to the Independent Directors’ request, the Adviser made a payment of $2,424,621 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

Pursuant to the investment advisory agreement, the Fund paid $100,125 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $802,955 for the year ended November 30, 2008.

For the year ended November 30, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $30,343 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $13,735 from the sale of Class A shares and received $57,014, $182,970 and $14,225 in

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2008 is as follows:

Market Value November 30, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value November 30, 2008 (000)
$ 79,854	$479,867	$549,935	$716	$9,786

Brokerage commissions paid on investment transactions for the year ended November 30, 2008 amounted to $1,382,944, of which $13,228 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,447,819, $2,944,463, $296,903 and $193,824 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,076,542,016	$1,297,925,148
U.S. government securities	362,197,002	424,412,511

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$943,735,838

Gross unrealized appreciation	$19,039,062
Gross unrealized depreciation	(195,825,307)

Net unrealized depreciation	$(176,786,245)

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended November 30, 2008, the Fund had no transactions in written options.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of November 30, 2008, the Fund had no securities out on loan. For the year ended November 30, 2008, the Fund earned fee income of $47,464 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class A
Shares sold	5,838,765	9,414,227	$87,305,543	$171,618,845

Shares issued in reinvestment of dividends and distributions	4,988,402	2,424,827	81,441,109	43,983,074

Shares converted from Class B	2,212,498	3,010,566	32,908,138	55,051,173

Shares redeemed	(24,414,110)	(15,737,966)	(354,263,158)	(287,531,095)

Net decrease	(11,374,445)	(888,346)	$(152,608,368)	$(16,878,003)

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class B
Shares sold	577,724	1,156,458	$8,096,275	$20,022,861

Shares issued in reinvestment of dividends and distributions	1,956,606	1,072,724	30,278,362	18,377,874

Shares converted to Class A	(2,352,061)	(3,182,985)	(32,908,138)	(55,051,173)

Shares redeemed	(6,105,985)	(5,796,686)	(83,476,640)	(100,437,790)

Net decrease	(5,923,716)	(6,750,489)	$(78,010,141)	$(117,088,228)

Class C
Shares sold	513,294	1,044,368	$7,059,136	$18,139,189

Shares issued in reinvestment of dividends and distributions	876,090	394,697	13,612,395	6,796,902

Shares redeemed	(3,257,992)	(1,869,343)	(45,054,181)	(32,453,871)

Net decrease	(1,868,608)	(430,278)	$(24,382,650)	$(7,517,780)

Advisor Class
Shares sold	810,525	1,182,970	$12,598,864	$21,615,760

Shares issued in reinvestment of dividends and distributions	516,272	287,358	8,422,656	5,222,526

Shares redeemed	(1,634,199)	(2,365,673)	(24,576,885)	(43,336,078)

Net decrease	(307,402)	(895,345)	$(3,555,365)	$(16,497,792)

Class R
Shares sold	282,607	772,833	$4,395,788	$14,041,022

Shares issued in reinvestment of dividends and distributions	51,996	10,173	844,713	185,070

Shares redeemed	(275,180)	(495,690)	(3,786,574)	(8,971,167)

Net increase	59,423	287,316	$1,453,927	$5,254,925

Class K
Shares sold	163,555	548,534	$2,493,446	$10,031,500

Shares issued in reinvestment of dividends and distributions	46,271	6,615	750,149	121,750

Shares redeemed	(139,899)	(147,767)	(2,004,859)	(2,689,818)

Net increase	69,927	407,382	$1,238,736	$7,463,432

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class I
Shares sold	1,879,835	18,902	$31,421,843	$345,189

Shares issued in reinvestment of dividends and distributions	112,524	10,983	1,796,754	199,077

Shares redeemed	(475,885)	(96,590)	(6,574,022)	(1,790,824)

Net increase (decrease)	1,516,474	(66,705)	$26,644,575	$(1,246,558)

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2008.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$29,734,963	$38,259,389
Long-term capital gains	117,347,091	41,161,028

Total taxable distributions	147,082,054	79,420,417

Total distributions paid	$147,082,054	$79,420,417

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,743,037
Accumulated capital and other losses	(85,220,427	)(a)
Unrealized appreciation/(depreciation)	(176,786,245	)(b)

Total accumulated earnings/(deficit)	$(257,263,635	)(c)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $85,220,427 of which $85,220,427 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for bond premium.

During the current fiscal year, permanent differences primarily due to premium adjustment on disposition of securities, paydown gain/loss reclassification, dividend redesignations and consent fee reclassification resulted in an increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Notes to Financial Statements

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE L

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009.

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 18.28	$ 18.29	$ 17.60	$ 16.81	$ 15.13

Income From Investment Operations
Net investment income(a)	.34	.38	.34	.28	.31	(b)
Net realized and unrealized gain (loss) on investment transactions	(5.85)	.46	1.61	.81	1.61
Contributions from Adviser	– 0	–	.03	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.51)	.87	1.95	1.09	1.92

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.39)	(.32)	(.30)	(.24)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(1.71)	(.88)	(1.26)	(.30)	(.24)

Net asset value, end of period	$ 11.06	$ 18.28	$ 18.29	$ 17.60	$ 16.81

Total Return
Total investment return based on net asset value(d)	(33.06	)%*	4.82	%*	11.81%	6.55%	12.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$452,619	$956,157	$972,991	$935,414	$788,685
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.97%	.92%	.88	%(e)	1.04%	.97%
Expenses, before waivers/reimbursements	.97%	.92%	.88	%(e)	1.04%	1.00%
Net investment income	2.30%	2.10%	2.00	%(e)	1.64%	1.93	%(b)
Portfolio turnover rate	118%	66%	52%	57%	58%

See footnote summary on page 54.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 17.27	$ 17.32	$ 16.74	$ 16.00	$ 14.41

Income From Investment Operations
Net investment income(a)	.22	.23	.20	.15	.19	(b)
Net realized and unrealized gain (loss) on investment transactions	(5.51)	.43	1.52	.78	1.53
Contributions from Adviser	– 0	–	.03	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.29)	.69	1.72	.93	1.72

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.20)	(.19)	(.13)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(1.59)	(.74)	(1.14)	(.19)	(.13)

Net asset value, end of period	$ 10.39	$ 17.27	$ 17.32	$ 16.74	$ 16.00

Total Return
Total investment return based on net asset value(d)	(33.56	)%*	4.06	%*	10.94%	5.82%	11.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$155,339	$360,548	$478,595	$571,214	$590,890
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.72%	1.67%	1.62	%(e)	1.76%	1.70%
Expenses, before waivers/reimbursements	1.72%	1.67%	1.62	%(e)	1.76%	1.73%
Net investment income	1.54%	1.34%	1.24	%(e)	.90%	1.22	%(b)
Portfolio turnover rate	118%	66%	52%	57%	58%

See footnote summary on page 54.

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 17.35	$ 17.40	$ 16.80	$ 16.06	$ 14.47

Income From Investment Operations
Net investment income(a)	.22	.24	.21	.15	.19	(b)
Net realized and unrealized gain (loss) on investment transactions	(5.54)	.42	1.53	.78	1.53
Contributions from Adviser	– 0	–	.03	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.32)	.69	1.74	.93	1.72

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.20)	(.19)	(.13)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(1.59)	(.74)	(1.14)	(.19)	(.13)

Net asset value, end of period	$ 10.44	$ 17.35	$ 17.40	$ 16.80	$ 16.06

Total Return
Total investment return based on net asset value(d)	(33.58	)%*	4.04	%*	11.02%	5.80%	11.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$81,907	$168,496	$176,454	$181,746	$174,040
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.70%	1.66%	1.61	%(e)	1.76%	1.69%
Expenses, before waivers/reimbursements	1.70%	1.66%	1.61	%(e)	1.76%	1.73%
Net investment income	1.58%	1.36%	1.27	%(e)	.91%	1.23	%(b)
Portfolio turnover rate	118%	66%	52%	57%	58%

See footnote summary on page 54.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 18.32	$ 18.33	$ 17.64	$ 16.84	$ 15.16

Income From Investment Operations
Net investment income(a)	.39	.44	.39	.33	.35	(b)
Net realized and unrealized gain (loss) on investment transactions	(5.87)	.45	1.61	.82	1.61
Contributions from Adviser	– 0	–	.03	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.48)	.92	2.00	1.15	1.96

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.44)	(.37)	(.35)	(.28)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(1.76)	(.93)	(1.31)	(.35)	(.28)

Net asset value, end of period	$ 11.08	$ 18.32	$ 18.33	$ 17.64	$ 16.84

Total Return
Total investment return based on net asset value(d)	(32.89	)%*	5.11	%*	12.10%	6.89%	13.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,761	$91,198	$107,657	$115,873	$112,040
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68%	.63%	.60	%(e)	.74%	.67%
Expenses, before waivers/reimbursements	.68%	.63%	.60	%(e)	.74%	.71%
Net investment income	2.61%	2.38%	2.28	%(e)	1.92%	2.19	%(b)
Portfolio turnover rate	118%	66%	52%	57%	58%

See footnote summary on page 54.

ALLIANCEBERNSTEIN BALANCED SHARES •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 18.23	$ 18.25	$ 17.58	$ 16.80	$ 15.13

Income From Investment Operations
Net investment income(a)	.31	.34	.30	.24	.30	(b)
Net realized and unrealized gain (loss) on investment transactions	(5.85)	.43	1.58	.82	1.58
Contributions from Adviser	– 0	–	.03	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.54)	.80	1.88	1.06	1.88

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.33)	(.27)	(.28)	(.21)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(1.67)	(.82)	(1.21)	(.28)	(.21)

Net asset value, end of period	$ 11.02	$ 18.23	$ 18.25	$ 17.58	$ 16.80

Total Return
Total investment return based on net asset value(d)	(33.27	)%*	4.47	%*	11.37%	6.36%	12.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,753	$8,432	$3,197	$1,393	$371
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.24%	1.22	%(e)	1.33%	1.19%
Expenses, before waivers/reimbursements	1.25%	1.24%	1.22	%(e)	1.33%	1.22%
Net investment income	2.06%	1.83%	1.72	%(e)	1.39%	1.94	%(b)
Portfolio turnover rate	118%	66%	52%	57%	58%

See footnote summary on page 54.

52	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,	March 1, 2005(f) to November 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 18.24	$ 18.28	$ 17.60	$ 17.34

Income From Investment Operations
Net investment income(a)	.35	.42	.65	.22
Net realized and unrealized gain (loss) on investment transactions	(5.85)	.40	1.29	†	.24
Contributions from Adviser	– 0	–	.03	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	(5.50)	.85	1.94	.46

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.40)	(.32)	(.20)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(1.71)	(.89)	(1.26)	(.20)

Net asset value, end of period	$ 11.03	$ 18.24	$ 18.28	$ 17.60

Total Return
Total investment return based on net asset value(d)	(33.07	)%*	4.74	%*	11.74%	2.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,437	$7,715	$285	$10
Ratio to average net assets of:
Expenses	.97%	.93%	.91	%(e)	1.01	%(g)
Net investment income	2.35%	2.14%	2.15	%(e)	1.69	%(g)
Portfolio turnover rate	118%	66%	52%	57%

See footnote summary on page 54.

ALLIANCEBERNSTEIN BALANCED SHARES •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,	March 1, 2005(f) to November 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 18.26	$ 18.27	$ 17.60	$ 17.34

Income From Investment Operations
Net investment income(a)	.42	.44	.39	.24
Net realized and unrealized gain (loss) on investment transactions	(5.87)	.45	1.60	.26
Contributions from Adviser	– 0	–	.03	– 0	–(c)	– 0	–

Net increase (decrease) in net asset value from operations	(5.45)	.92	1.99	.50

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.44)	(.38)	(.24)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(1.77)	(.93)	(1.32)	(.24)

Net asset value, end of period	$ 11.04	$ 18.26	$ 18.27	$ 17.60

Total Return
Total investment return based on net asset value(d)	(32.84	)%*	5.12	%*	12.07%	2.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,409	$2,748	$3,968	$4,128
Ratio to average net assets of:
Expenses	.62%	.60%	.59	%(e)	.81	%(g)
Net investment income	2.72%	2.40%	2.28	%(e)	2.41	%(g)
Portfolio turnover rate	118%	66%	52%	57%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser and Transfer Agent.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by .05% and .13% for the years ended November 30, 2008 and November 30, 2007, respectively.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

54	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Balanced Shares Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Shares Fund, Inc. as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented years and periods ended prior to December 1, 2005 were audited by other independent registered public accountants whose report thereon, dated January 23, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Balanced Shares Fund, Inc. as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2009

ALLIANCEBERNSTEIN BALANCED SHARES •	55

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2008 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 70.42% of the ordinary income distributions paid in the fiscal year as qualified dividend income which is taxed at a maximum rate of 15%.

For corporate shareholders, 66.67% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2008 qualifies for the corporate dividends received deduction. In addition, the Fund designates $117,347,091 from dividends paid in the fiscal year as long-term capital gains dividends.

For foreign shareholders, the Fund designates 36.80% and 5.09% of its ordinary dividends as interest related dividends and qualified short-term capital gain.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2009.

56	• ALLIANCEBERNSTEIN BALANCED SHARES

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman Marc O. Mayer John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner (1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Craig T. Ayers, Vice President

Frank V. Caruso(2), Vice President

Aryeh Glatter(2), Vice President

Shawn E. Keegan(2), Vice President

Joran Laird(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Messrs. Frank Caruso and Aryeh Glatter are the investment professionals responsible for the day-to-day management of the equity component of the Fund’s portfolio and Messrs. Jeffrey Phlegar, Douglas Peebles, Shawn Keegan, Joran Laird and Greg Wilensky and Ms. Alison Martier are the investment professionals responsible for the day-to-day management of the debt component of the Fund’s portfolio.

ALLIANCEBERNSTEIN BALANCED SHARES •	57

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, † 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior there to, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor.	92	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#, + Chairman of the Board 76 (1992)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

John H. Dobkin, # 66 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

58	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	92	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	92	None

ALLIANCEBERNSTEIN BALANCED SHARES •	59

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	92	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

†	Mr. Mayer is an “interested director”, as defined in the 1940 Act, due to his position as an Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

60	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of AllianceBernstein** since July 2008; Executive Managing Director of ABI**, since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Craig T. Ayers 38	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Frank V. Caruso 52	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Aryeh Glatter 41	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Shawn E. Keegan 37	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Joran Laird 33	Vice President	Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Alison M. Martier 52	Vice President	Senior Vice President of AllianceBernstein**, with which she has been associated since prior to 2004.

ALLIANCEBERNSTEIN BALANCED SHARES •	61

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Douglas J. Peebles 43	Vice President	Executive Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Greg J. Wilensky 41	Vice President	Senior Vice President of AllianceBernstein**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Assistant Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

62	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	63

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 02/29/08 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.	$1,414.1	60 bp on 1st $200 million 50 bp on next $200 million 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $99,173 (0.001% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio[4]		Fiscal Year
Balanced Shares, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.63% 0.92% 1.67% 1.66% 1.24% 0.93% 0.60%	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel,

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Balanced” category.

4	Annualized.

64	• ALLIANCEBERNSTEIN BALANCED SHARES

auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a similar investment style as the Fund.

The adviser also manages AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a

ALLIANCEBERNSTEIN BALANCED SHARES •	65

substantially similar investment style as the Fund.5 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Balanced Shares, Inc.	Balanced Shares Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.442%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

5	It should be noted that the AVPS portfolio was affected by the settlement between the Adviser and the NYAG.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

66	• ALLIANCEBERNSTEIN BALANCED SHARES

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Balanced Shares, Inc.	0.438	0.680	3/10

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	0.916	1.158	2/10	1.200	11/75

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN BALANCED SHARES •	67

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.11 During the Fund’s most recently completed fiscal year, ABI received from the Fund $34,066, $8,925,929 and $298,335 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $925,364 in fees from the Fund.12

11	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $104,102 under the offset agreement between the Fund and ABIS.

68	• ALLIANCEBERNSTEIN BALANCED SHARES

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75th percentile

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN BALANCED SHARES •	69

range of their comparable peers.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

15	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

70	• ALLIANCEBERNSTEIN BALANCED SHARES

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2008.18

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.76	-1.28	0.36	6/10	103/130
3 year	5.57	6.49	6.81	7/10	79/108
5 year	9.84	9.91	9.88	5/8	46/88
10 year	6.99	5.04	5.31	1/5	11/57

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)19 versus its benchmark.20

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Shares, Inc.	-1.76	5.57	9.84	6.99	9.32
60% Russell 1000 Value Index/40% Lehman Brothers Aggregate Bond Index	0.26	7.16	10.50	7.14	N/A
Russell 1000 Value Index	-5.38	8.84	14.25	7.40	N/A
Lehman Brothers Aggregate Bond Index	8.81	4.92	4.75	6.01	N/A
Inception Date: June 8, 1932

16	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns shown in the table are for the Class A shares of the Fund.

20	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

ALLIANCEBERNSTEIN BALANCED SHARES •	71

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

72	• ALLIANCEBERNSTEIN BALANCED SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National, and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	73

AllianceBernstein Family of Funds

NOTES

74	• ALLIANCEBERNSTEIN BALANCED SHARES

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	75

NOTES

76	• ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0151-1108

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2007	$36,500	$—	$13,650
2008	$38,000	$3,329	$6,988

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2007	$353,057	$ $ $	13,650 — (13,650)
2008	$387,022	$ $ $	8,672 (1,684 (6,988	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 30, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 30, 2009